                                                                   EXHIBIT 10.2




                              SEARCH-MS FINANCIAL
                                ESCROW AGREEMENT

         This Escrow Agreement, dated as of _______________,1997 (the "Escrow Agreement"), is entered into by and among Search Capital Group, Inc., a Delaware corporation ("Search"); and the undersigned holders of shares of the common stock, $.001 par value, of MS Financial, Inc., MS Diversified Corporation, a Mississippi corporation ("MSD"), MS Financial Services, Inc., a Mississippi corporation and a wholly-owned subsidiary of MSD ("MSDSub") and Golder Thoma Cressy Rauner Fund IV, L.P. (sometimes referred to as "GTCR IV"), and U.S. Trust Company of Texas, N.A., a national bank ("Escrow Agent"). MSD, MSDSub and GTCR IV are sometimes collectively referred to as the "Stockholders".

                              W I T N E S S E T H:

         WHEREAS, MS Financial, Inc. ("MS Financial"), Search and Search's wholly owned subsidiary, Search Capital Acquisition Corp. ("Newco"), have entered into an Agreement and Plan of Merger dated February 7, 1997 (as amended, the "Merger Agreement"), to effect the Merger (as defined in the Merger Agreement; capitalized terms used herein shall have the same definition as in the Merger Agreement unless otherwise specifically indicated) of Newco into MS Financial, which will result in MS Financial being controlled by Search instead of by the Stockholders, and each outstanding share of MS Financial Stock will be converted into the right to receive that number of shares of Search Common Stock, $.01 par value per share ("Search Common Stock"), specified in the Merger Agreement; and

         WHEREAS, Stockholders and Search have entered into a Stockholders Agreement dated February 7, 1997 (as amended, the "Stockholders Agreement"), pursuant to which Stockholders and Search agreed to enter into this Escrow Agreement; and

         WHEREAS, Search has agreed to issue the Search Common Stock as an integral part of the Merger to all of the stockholders of MS Financial, including but not limited to, the Stockholders; and

         WHEREAS, the Stockholders Agreement provides that portions of the Search Common Stock to be issued as Merger Consideration to the Stockholders are to be held in escrow pursuant to this Escrow Agreement in order to (i) guaranty payment of indemnification obligations under the Stockholders Agreement and (ii) reserve against the possibility that certain anticipated tax refunds are not received by MS Financial or the Surviving Corporation; and



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         WHEREAS, Stockholders and Search desire that Escrow Agent hold the
Search Common Stock in escrow, and Escrow Agent has agreed to do so, on the terms and conditions set forth in this Escrow Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into this Escrow Agreement as if fully set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Establishment of Escrow.

         (a)Indemnification Escrow Fund. Search hereby delivers to Escrow Agent the number of shares (the "Escrow Shares") of Merger Consideration equal to Two Million, Five Hundred Thousand Dollars ($2,500,000) worth of Search Common Stock at the Valuation Period Market Value (the "Escrow Fund") to Escrow Agent to hold in escrow on the terms and conditions set forth herein.

         (b)Tax Holdback Escrow. Search hereby delivers to Escrow Agent the number of shares (the "Tax Holdback Shares") of Merger Consideration equal to Two Million, Three Hundred Thousand Dollars ($2,300,000) worth of Search Common Stock at the Valuation Period Market Value (the "Tax Holdback Fund") to hold in escrow on the terms and conditions set forth herein.

2. Receipt. Escrow Agent hereby acknowledges receipt of the Escrow Fund and the Tax Holdback Fund and agrees to hold them in escrow in accordance with the terms of this Escrow Agreement.

3. Charges Against Escrow Fund.  The Escrow Fund has been created pursuant to
Section 12.1 of the Stockholders Agreement for the purpose of securing and providing a source for satisfying any amount to be paid in Escrow Shares by the Stockholders to Search pursuant to Section 10 of the Stockholders Agreement.
In the event that, and from time to time as, Search determines that it is entitled to any of the Escrow Shares as indemnification pursuant to the aforesaid Section 10 of the Stockholders Agreement, Search shall provide a notice to the Escrow Agent, in substantially the form attached hereto as
Exhibit 1, of such claim (a "Claim") against the Escrow Fund, stating the method of computation of such Claim, the number of Escrow Shares to satisfy the amount of such claim, a brief description of the facts upon which such Claim is based and a reference to the provisions of the Stockholders Agreement in respect of which such Claim shall have occurred. The Escrow Agent shall mail a copy of such


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Claim notice via registered or certified mail, return receipt requested, to the
Stockholders. Unless it receives a timely Objection Notice from the Stockholders pursuant to Section 4 below, the Escrow Agent shall disburse to Search out of the Escrow Fund the number of Escrow Shares specified in the notice of the Claim.

4. Dispute of Claim Against Escrow Fund.

         (a)The Stockholders (or either of them) shall have the right to dispute any Claim against the Escrow Fund within the thirty (30) business day period following delivery of a copy of a Claim notice by delivering to the Escrow Agent and Search written notice in substantially the form attached hereto as Exhibit 2 (an "Objection Notice") that the Stockholders dispute the matter(s) set forth in such Claim notice either with respect to the validity, the amount, or the number of Escrow Shares of the Claim (or each). Such notice shall include the basis, with reasonable specificity, of the objection.

         (b)Upon timely receipt of an Objection Notice, the Escrow Agent shall reserve against the Escrow Fund 1.5 times the number of Escrow Shares stated in the Claim and place such Escrow Shares so reserved in a separate account (in effect putting a hold on any disbursement of such Escrow Shares) (such shares so reserved and placed in a separate account being called a "Dispute Fund"). The Escrow Agent shall take no action with respect to the Dispute Fund, except upon receipt of joint written instructions from Search and the Stockholders in substantially the form attached hereto as Exhibit 3 or by a final judgment or decree of any court of competent jurisdiction in accordance with Section 16.7 of the Stockholders Agreement. Upon such instructions or judgment, decree or award, the Escrow Agent shall promptly follow the instruction therein.

5. Release of Escrow Fund. The Escrow Agent shall release to the respective Stockholders the number of Escrow Shares as follows: 25% of the Escrow Fund on the first anniversary after the Effective Time; 25% eighteen months after the Effective Time; 25% twenty-four months after the Effective Time; and the remainder thirty-six months after the Effective Time; provided, that any Escrow Shares in the Dispute Fund, and 1.5 times the number of Escrow Shares specified in an unresolved Claim made less than thirty (30) days prior to the release date set forth above, will be withheld from the number of Escrow Shares to be released on any such date.

6. Tax Holdback Fund.

         (a)Charges Against the Tax Holdback Fund. The Tax Holdback Fund has been created pursuant to Section 12.4 of the





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Stockholders Agreement for the purpose of reserving against the possibility that MS Financial or the Surviving Corporation do not receive certain anticipated tax refunds from federal and state taxing authorities. On December 31, 1998 (unless such date is accelerated or extended by mutual agreement of the parties based on the status of such refunds), any shares of Search Common Stock remaining in the Tax Holdback Fund (i.e., after releases of any of such shares pursuant to paragraph (b) below) shall be released to Search pursuant to joint instructions signed by Search and the Stockholders.

         (b) Release of Tax Holdback Fund. As tax refunds in excess of $4,000,000 are received by MS Financial or the Surviving Corporation, shares of Search Common Stock held in the Tax Holdback Fund shall be released to the Stockholders from escrow on no less than a quarterly basis in proportion to such income tax refunds received, pursuant to joint instructions signed by Search and the Stockholders.

7. Certificate Legend. The certificates representing the Escrow Fund and the Tax Holdback Fund shall bear the legend required by the Stockholders Agreement until said legend is removed pursuant to the terms and conditions of the Stockholders Agreement. Thereafter, all certificates representing the Search Common Stock still constituting a part of the Escrow Fund or the Tax Holdback Fund shall bear a legend substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISTRIBUTED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE CONDITIONS SPECIFIED IN THAT CERTAIN ESCROW AGREEMENT DATED _______________ ___, 1997, TO WHICH AGREEMENT SEARCH CAPITAL GROUP, INC ("SEARCH"), MS DIVERSIFIED CORPORATION, MS FINANCIAL SERVICES, INC. AND GOLDER, THOMA, CRESSY, RAUNER FUND IV, L.P. ARE PARTIES. A COPY OF SUCH AGREEMENT WILL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR DIRECTED TO SEARCH AT ITS HEADQUARTERS IN DALLAS, TEXAS."

8. Fees. The Escrow Agent is charging for its services hereunder the fees set forth on Schedule A, attached hereto and incorporated herein. Search shall be solely responsible for the payment of such fees.

9. Duties. The duties of the Escrow Agent hereunder are only such as are herein specifically provided, being purely administrative in nature, and the Escrow Agent shall incur no liability whatsoever except for fraudulent conduct. Other than





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the obligations of the Escrow Agent set forth in this Escrow Agreement, the
Escrow Agent shall have no other obligations, rights, or duties with reference to this Escrow Agreement. The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless in writing and signed by all of the parties hereto.

10. Uncertainty or Conflict: In the event that the Escrow Agent shall be uncertain as to its duties or obligations hereunder or shall receive instructions from any party hereto with respect to any part or all of the Escrow Fund or the Tax Holdback Fund, which are in conflict with any of the provisions of this Escrow Agreement, the Escrow Agent shall be entitled to refrain from taking any action other than to keep safely the Escrow Fund and the Tax Holdback Fund and any other property so received by it until it shall be directed by a court as provided in the following Section.

11. Litigation: If (i) the Escrow Agent becomes involved in or is threatened with litigation for any reason resulting from its capacity as Escrow Agent, and/or (ii) the Escrow Agent is uncertain as to its duties or obligations hereunder, the Escrow Agent is hereby authorized to deposit with the U.S. district court in St. Louis, Missouri the Escrow Fund and/or the Tax Holdback Fund and notify Stockholders and Search of the same. Thereupon, the Escrow Agent shall stand fully relieved and discharged of any further duties hereunder in respect of such action and the matters giving rise thereto except as may be instructed by said court. In the event Escrow Agent is a party to any litigation, Stockholders and Search severally agree to reimburse Escrow Agent on demand for any reasonable out-of-pocket expenses incurred by Escrow Agent in connection with such litigation.

12. Escrow Agent Replacement. If Escrow Agent resigns as Escrow Agent, the parties shall have thirty (30) days to select a new Escrow Agent. If the parties fail to select a new Escrow Agent within said thirty (30) day period, Escrow Agent shall appoint a successor Escrow Agent. Any successor Escrow Agent shall agree to be bound by all of the terms and conditions of this Escrow Agreement.

13. Voting Rights. The respective Stockholders will, subject to the restrictions set forth in the Stockholders Agreement, retain the right to vote the Escrow Shares and the Tax Holdback Shares.

14. Termination. Upon disbursement of the entire Escrow Fund and the Tax Holdback Fund, this Escrow Agreement shall terminate.





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15. Notices.  Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), by registered or certified mail, postage prepaid, or by recognized courier service, as follows:

         If to Search
         or Newco to:                 Search Capital Group, Inc.
                                  700 N. Pearl Street
                                  Suite 400, L.B. 401
                                  Dallas, Texas 75201-2809
                                  Attention: George C. Evans, Pres. & CEO and Ellis Regenbogen, Executive Vice President and General Counsel
                                  Facsimile No.:  214-965-6098
                                  Telephone No.:  214-965-6000

         With a copy to:              Riezman & Blitz, P.C.
                                  120 South Central Avenue
                                  St. Louis, Missouri 63105
                                  Attention:  Richard M. Riezman, Esq.
                                  Facsimile No.:  314-727-6458
                                  Telephone No.:  314-727-0101

         If to
         MSD, or MSDSub:              Mississippi Diversified Corporation
                                  715 South Pear Orchard Road, Suite 400
                                  Ridgeland, Mississippi 39157
                                  Attention: Tom Ostenson
                                  Facsimile No.: 601-978-6756

         With a copy to:              Phelps Dunbar, L.L.P.
                                  Suite 500, Mtel Centre
                                  South Lamar Street
                                  Post Office Box 23066
                                  Jackson, Mississippi 39225-3066
                                  Attention:   Charles D. Porter
                                  Facsimile No.: 601-360-9777

         If to GTCR IV:               Golder Thoma Cressy Rauner Fund IV, L.P.
                                  c/o Golder, Thoma, Cressy, Rauner, Inc.
                                  6100 Sears Tower
                                  Chicago, Illinois 60606-6402
                                  Attention: Phil Canfield
                                  Facsimile No.: 312-382-2201

         If to Escrow
         Agent to:                    U.S. Trust Company of Texas, N.A.
                                  Ross Avenue, Suite 2700
                                  Dallas, TX 75201





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                                  Attention:  William Barber
                                  Facsimile No.:  214-754-1303

or to such other address as the Person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

16.      Miscellaneous.

         (a) This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         (b) This Escrow Agreement may be executed in one or more counterparts, and each such counterpart shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         (c) If any provision(s) of this Escrow Agreement are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions of this Escrow Agreement shall not in any way be affected or impaired thereby.

         (d) The obligations and duties of Escrow Agent herein are personal to Escrow Agent and Escrow Agent may not assign any and/or all of its obligations or duties hereunder except as set forth herein.

         (e) Indemnity. Escrow Agent is hereby severally indemnified by Search and Stockholders against any liability resulting from the exercise of its duties under this Escrow Agreement which are not performed fraudulently or with gross negligence.


                                  * * * * *





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         IN WITNESS WHEREOF, the parties hereto have executed this Escrow
Agreement as of the day and year first above written.

SEARCH CAPITAL GROUP, INC. ("SEARCH")


By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------


MS DIVERSIFIED CORPORATION ("MSD")


By:
   ----------------------------------------------
Name:
      -------------------------------------------
Title:
      -------------------------------------------


MS FINANCIAL SERVICES, INC. ("MSDSub")


By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------


GOLDER THOMA CRESSY RAUNER FUND IV, L.P. ("GTCR IV")

By:      GTCR IV, L.P., its General Partner

         By:     Golder, Thoma, Cressey, Rauner, Inc.,
                 its General Partner


                 By:
                    ---------------------------------
                         Its Authorized Officer


U.S. TRUST COMPANY OF TEXAS, N.A. ("Escrow Agent")


By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------





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                                   SCHEDULE A
                               ESCROW AGENT FEES




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                                                                       Exhibit 1

                                                                          [date]


                         NOTICE OF CLAIM FOR INDEMNITY

U.S. Trust Company of Texas, N.A.
2001 Ross Avenue, Suite 2700
Dallas, Texas 75201

         RE: Escrow Agreement, dated _____________, 1997 (the "Escrow Agreement"), among Search Capital Group, Inc., a Delaware corporation ("Search"), Golder Thoma Cressey Rauner Fund IV, L.P., MS Diversified Corporation, MS Financial Services, inc. (collectively, the "Stockholders") and U.S. Trust Company of Texas, N.A.

         Subject to Section 5 of the Escrow Agreement, you are hereby authorized and instructed to disburse ___________ Escrow Shares (as defined in the Escrow Agreement) from the Escrow Fund (as defined in the Escrow Agreement), representing a total amount of $_______________, to Search by reason of the following claim:

                 This claim is based on the following facts:

                 [brief description of the method of computation of the Claim, the facts upon which the Claim is based and a reference to the provisions of the Stockholders Agreement in respect of which such Claim shall have occurred]



                                        SEARCH CAPITAL GROUP, INC.



                                        By:
                                           Name:
                                           Title:



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
                                                                       Exhibit 2

                                                                          [date]


                                OBJECTION NOTICE

U.S. Trust Company of Texas, N.A.
2001 Ross Avenue, Suite 2700
Dallas, Texas 75201

         RE: Escrow Agreement, dated _____________, 1997 (the "Escrow Agreement"), among Search Capital Group, Inc., a Delaware corporation ("Search"), Golder Thoma Cressey Rauner Fund IV, L.P., MS Diversified Corporation, MS Financial Services, Inc. (collectively, the "Stockholders") and U.S. Trust Company of Texas, N.A.

         You hereby are notified that the Stockholders dispute the Claim for Indemnity set out in the Notice for Claim for Indemnity of Search dated _________________ ("Claim"). The basis for disputing such Claim is:

         [insert a paragraph stating with reasonable specificity the basis of the objection]

                         GOLDER THOMA CRESSY RAUNER
                         FUND, IV., L.P.

                         By:      GTCR IV, L.P., its General Partner

                                  By:     Golder, Thoma, Cressey, Rauner,
                                          Inc., its General Partner


                                  By:
                                          Its Authorized Officer


                         MS DIVERSIFIED CORPORATION


                         By:
                            Name:
                            Title:


                         MS FINANCIAL SERVICES, INC.


                         By:
                            Name:
                            Title:





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                                                                       Exhibit 3

                                                                          [date]

                   JOINT INSTRUCTIONS FOR DISPUTE RESOLUTION

U.S. Trust Company of Texas, N.A.
2001 Ross Avenue, Suite 2700
Dallas, Texas 75201

         RE: Escrow Agreement, dated _____________, 1997 (the "Escrow Agreement"), among Search Capital Group, Inc., a Delaware corporation ("Search"), Golder Thoma Cressey Rauner Fund IV, L.P., MS Diversified Corporation, MS Financial Services, Inc. (collectively, the "Stockholders") and U.S. Trust Company of Texas, N.A.

         You hereby are authorized and instructed to take the following action with respect to the Dispute Fund (as defined in the Escrow Agreement) that was created by reason of Search's Notice of Claim for Indemnity dated _____________ _ and the Stockholders' Objection Notice dated __________________:

                 [Instructions for treatment of the Dispute Fund]

                              SEARCH CAPITAL GROUP, INC.


                              By:
                                 Name:
                                 Title:


                              GOLDER THOMA CRESSY RAUNER FUND, IV., L.P.

                              By:      GTCR IV, L.P., its General Partner

                                       By:     Golder, Thoma, Cressey, Rauner,
                                               Inc., its General Partner


                                       By:
                                               Its Authorized Officer

                              MS DIVERSIFIED CORPORATION

                              By:
                                 Name:
                                 Title:


                              MS FINANCIAL SERVICES, INC.


                              By:
                                 Name:
                                 Title:





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